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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2003



                            TRINITY INDUSTRIES, INC.



        DELAWARE               1-6903                     75-0225040
(STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENTIFICATION NO.)


    2525 STEMMONS FREEWAY, DALLAS, TEXAS                  75207-2401
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 631-4420


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Item 5. Other Events

         On March 5, 2003, the Registrant issued a press release that reported its operating results for the year ended December 31, 2002.



Item 7. Exhibits

        (c)       Exhibits

                  Exhibit 99.1 - News Release of Registrant dated March 5, 2003 with respect to the financial results for the year ended December 31, 2002.

                  Exhibit 99.2 - Conference call scrip of March 6, 2003 of John
                  L. Adams, Executive Vice President.

                  Exhibit 99.3 - Conference call script of March 6, 2003 of Jim
                  S. Ivy, Senior Vice President and Chief Financial Officer.

                  Exhibit 99.4 - Conference call script of March 6, 2003 of Timothy R. Wallace, Chairman, President and Chief Executive Officer.


Item 9. Regulation FD Disclosure

         On March 6, 2003, the Registrant held a conference call and web cast with respect to its financial results for the year ended December 31, 2002. The conference call scripts of John L. Adams, Executive Vice President, Jim S. Ivy, Senior Vice President and Chief Financial Officer, and Timothy R. Wallace, Chairman, President and Chief Executive Officer are furnished as exhibits 99.2,
99.3 and 99.4 respectively, and incorporated herein by reference. This information is not "filed" pursuant to the Securities and Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submissions of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.


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SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             TRINITY INDUSTRIES, INC.




                                             By:  /s/ Michael G. Fortado
                                                  -----------------------

                                                  Michael G. Fortado
                                                  Vice President and Secretary



Date:  March 6, 2003



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EXHIBIT INDEX


Exhibit No.         Description of Exhibit
-----------         ----------------------

Exhibit 99.1 News Release of Registrant dated March 5, 2003 with respect to the financial results for the year ended December
                    31, 2002.

Exhibit 99.2        Conference call script of March 6, 2003 of John L. Adams,
                    Executive Vice President.

Exhibit 99.3        Conference call script of March 6, 2003 of Jim S. Ivy,
                    Senior Vice President and Chief Financial Officer.

Exhibit 99.4        Conference call script of March 6, 2003 of Timothy R.
                    Wallace, Chairman, President and Chief Executive Officer.